UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549

                            FORM 8-K

                         CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2007


                               VALCOM, INC.
	    --------------------------------------------------
            (Exact name of Registrant as specified in charter)


	  DELAWARE               000-28416            58-1700840
---------------------------- ----------------	----------------------
(State or other jurisdiction (Commission File      (IRS Employer
     of incorporation)            Number)       Identification Number)


                        2525 North Naomi Street
                       Burbank, California 91504
	     ----------------------------------------
             (Address of principal executive offices)


    Registrant's telephone number, including area code: (818) 848-5800


             920 South Commerce Street, Las Vegas, Nevada 89106
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)


ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 10, 2007, our Board of Directors appointed Ms. Shari Edwards to service as the company's Secretary. Ms. Edwards replaces Sandy Markham who service as the Company's Secretary at the Las Vegas, Nevada location. There are no understandings or arrangements between Ms. Edwards. Ms. Edwards dose not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

   (a)    Exhibits.

          None.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       VALCOM, INC.


Date: January 12, 2007                 By: /s/Vince Vellardita
                                       ----------------------------
                                       Name: Vince Vellardita
                                       Title: Chief Executive Officer